UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001‑36690	26‑1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381‑4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333‑169979	26‑2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381‑4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

     ☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.  Other Events.

On January 12, 2017, Zayo Group, LLC (the “Company”), a direct subsidiary of Zayo Group Holdings, Inc., issued press releases announcing the (i) commencement and (ii) pricing of a private offering (the “144A Offering”), which is exempt from registration under the Securities Act of 1933, as amended, of $800 million in aggregate principal amount of the Company’s 5.750% Senior Notes due 2027. As previously announced, the Company intends to enter into a new seven-year, $2.5 billion incremental term loan facility (the “Incremental Term Loan”), which will be used to repay all outstanding indebtedness under the Company’s existing term loan facility and, together with the net proceeds of the 144A Offering, will be used to fund the consideration to be paid in connection with the Company’s acquisition of Electric Lightwave Parent, Inc. Any excess net proceeds will be used for general corporate purposes, which may include repayment of other indebtedness, acquisitions, working capital and capital expenditures. The terms of the Incremental Term Loan have not been finalized and may include, among other things, one or more tranches with four-year or other shorter-dated maturities.

Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8‑K and are incorporated by reference in this Item 8.01.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 12, 2017.
99.2	Press Release dated January 12, 2017.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the registrants’ performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration those risks and uncertainties discussed in each registrant’s Annual Report on Form 10‑K for the year ended June 30, 2016 and each registrant’s Quarterly Report on Form 10‑Q for the quarter ended September 30, 2016, including but not limited to those under the heading “Risk Factors” to the extent each heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED:  January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED:  January 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 12, 2017.
99.2	Press Release dated January 12, 2017.